UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 25, 2019
                        (Date of earliest event reported)


                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
                   (Exact name of registrant as specified in
                                    charter)


                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)



                           301 Commercial Road, Unit D
      000-54582                 Golden, CO  80401               46-5221947
-------------------    -------------------------------     ------------------
   (Commission File    (Address of Principal Executive       (IRS Employer
       Number)                Offices and Zip Code)       Identification Number)


                                 (303) 386-7321
                  -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
              ----------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

 Item 1.01.  Entry Into A Material Definitive Agreement.

     On June 26, 2019, United Cannabis Corporation (the "Company") signed an agreement to supply crude CBD oil over the next 26 weeks to an unrelated third party.

     The  Company   estimates  that  this  contract  will  produce  revenues  of approximately $16,250,000 for the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    UNITED CANNABIS CORPORATION


Dated:  June 27 2019.               By: /s/ John Walsh
                                        --------------------------------
                                        John Walsh
                                        Chief Financial Officer